UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): June 18, 2007 (June 12, 2007)

Sona Mobile Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-12817	95-3087593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue New York, New York	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number including area code:	(212) 486-8887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 12, 2007, Paul Meyer resigned from his position as a member of the Board of Directors of Sona Mobile Holdings Corp.

The press release issued by the Company on June 18, 2007 related hereto is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits

99.1	Press Release, dated June 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sona Mobile Holdings Corp. (Registrant)

Date: June 18, 2007	By:	/s/ Shawn Kreloff
Name: Shawn Kreloff Title: Chief Executive Officer

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